SUBSCRIPTION AGREEMENT

Clean Energy Technologies, Inc.

2990 Redhill Avenue

Costa Mesa, California 92626

Private Placement

Units
Consisting of One Share of Common Stock
and One Warrant

i

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE.  THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.  THE PURCHASE OF SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.  THIS OFFERING IS BEING MADE ONLY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN REGULATION D AS PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SHOULD POTENTIAL INVESTORS REQUIRE ADDITIONAL INFORMATION IN ORDER TO REACH A DECISION REGARDING THE POSSIBLE INVESTMENT, THEY SHOULD CONTACT MR. KAM MAHDI AT (949) 273-4990.

____________________

THE COMMON SHARES OFFERED HEREBY ARE SPECULATIVE AND INVESTMENT IN COMMON SHARES IN CLEAN ENERGY TECHNOLOGIES, INC. (“CETY” OR THE “COMPANY”) INVOLVES A HIGH DEGREE OF RISK.  INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD, AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THIS SUBSCRIPTION AGREEMENT IS BEING USED BY CETY IN CONNECTION WITH THE PRIVATE PLACEMENT OF COMMON STOCK, (THE "SECURITIES") PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(a)(2) OF THE SECURITIES ACT AND RULE 506(b) THEREUNDER AS WELL AS APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  NO GENERAL SOLICITATIONS WILL BE MADE BY THE COMPANY.

THIS SUBSCRIPTION AGREEMENT IS SUBMITTED ON A CONFIDENTIAL BASIS FOR THE USE SOLELY IN CONNECTION WITH THE CONSIDERATION OF THE PURCHASE OF THE SECURITIES DESCRIBED HEREIN. THE RECEIPT OF THIS SUBSCRIPTION AGREEMENT CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT HEREOF AND ITS REPRESENTATIVES TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN. THIS SUBSCRIPTION AGREEMENT MAY NOT BE REPRODUCED IN WHOLE OR IN PART AND ITS USE FOR ANY PURPOSE OTHER THAN TO EVALUATE AN INVESTMENT IN THE SECURITIES IS NOT AUTHORIZED. NEITHER MAY THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT BE COMMUNICATED TO ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF CETY. THE RECEIPT OF THIS SUBSCRIPTION AGREEMENT CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT TO THE FOREGOING.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE

STATE AND FOREIGN SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE EXEMPTION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 MAY NOT BE AVAILABLE. ALL INVESTORS MUST AGREE THAT THEY WILL NOT RESELL THE SECURITIES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION. CERTIFICATES FOR THE SECURITIES WILL BEAR A LEGEND TO THAT EFFECT. INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

INSTRUCTIONS

Completing the Subscription Agreement

Subscriptions to purchase Shares of Clean Energy Technologies, Inc., incorporated under the laws of the State of Nevada, (the “Company” or “CETY”), should be submitted by:

•Completing the information requested on the signature page to the Subscription Agreement and

•Completing the Purchaser Questionnaire attached as Exhibit A.

The securities will be offered only to “accredited investors” (as defined under Rule 501(a) of Regulation D under the Securities Act of 1933, as amended).  The Securities will be offered solely under Rule 506(b) promulgated by the Securities and Exchange Commission and no general solicitations shall be made by the Company

Delivery Instructions

You should deliver the materials noted above to the Company, at 2990 Redhill Avenue, Costa Mesa, California 92626, to the attention of Kam Mahdi.  Upon acceptance, the Company will provide you with a countersigned signature page to the Subscription Agreement to retain for your records.  If the Company rejects all or any part of a subscription, your Subscription Agreement and signature pages will be returned, together with any subscription payment you have made (without interest or deduction).

Acceptance of Subscriptions

The acceptance of subscriptions is at the discretion of the Company.  The Company may require additional information prior to determining whether to accept a subscription.

Subscription Payments

The Purchase Price shall be paid by a wire transfer in the amount of the Purchase Price from the Investor into an escrow account set forth in Exhibit B controlled by the Law Office of R.J. Newman, P.C. (the “Escrow Agent”) and disbursed to Issuer according to the written instructions of Investor.

Additional Information

For additional information or to have any questions answered, please contact Mr. Kam Mahdi, the Company’s Chief Executive Officer, by telephone at (949) 273-4990.

No prospective investor will be deemed to have purchased any Securities unless and until such time as all of the following conditions to closing have occurred:  (1) a Subscription Agreement and (2) a Purchaser Questionnaire have been fully completed and duly and validly executed by such prospective investor, delivered to the Company, and this Subscription Agreement is accepted in writing by the Company and (3) the Purchase Price (as defined in the Subscription Agreement) shall have been paid in full.

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

The undersigned understands that Clean Energy Technologies, Inc., incorporated under the laws of the State of Nevada (the “Company”), is offering units (each, a “Unit”) with each Unit consisting of one (1) share of common stock, par value $0.001, of the Company (the “Common Stock” and a warrant (the “Warrant”) to purchase one (1) share of Common Stock, at an exercise price of $.04 per share, expiring one (1) year from the date hereof (the “Offering”) to the undersigned pursuant to the terms of this Subscription Agreement.  The Unit, together with the Common Stock issued thereunder, the Warrant and the Common Stock issuable upon the exercise of the Warrant are referred to as the “Securities”).The undersigned further understands that (i) the Offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), and is being made only to “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) under an exemption available under Rule 506(b) of Regulation D, and (ii) the undersigned will not be deemed to have purchased any Units unless and until such time as all of the following conditions to closing have occurred:  (A) this Subscription Agreement and such other supplemental subscription or stock purchase agreements or documentation as are requested by the Company have been duly and validly executed by the undersigned, delivered to the Company and accepted by the Company (B) the undersigned has completed and executed a Purchaser Questionnaire and (C) the Purchase Price for the Units shall have been paid in full.

1.Offering.  The Company is offering to the undersigned the Units at a price of $.0119 per Unit multiplied by the number of Units set forth next to the undersigned’s name below (the “Purchase Price”).

2.Subscription.  Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes to purchase each Unit at the Purchase Price, and in accordance with the terms set forth above in Section 1, payable as described in Section 4 hereof.  The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement, in the Company’s Articles of Incorporation, and in such other supplemental subscription or stock purchase agreements or documentation as are requested by the Company and under the Securities Act.

3.Acceptance of Subscription and Issuance of Securities.  It is understood and agreed that the Company shall have the right, at its sole and absolute discretion, to accept or reject this subscription, in whole or in part, for any reason and that the subscription is further subject to the conditions set forth in clause (ii) of the preamble paragraph hereof.  Subscriptions need not be accepted in the order received, and the Units may be allocated among subscribers in the Company’s sole and absolute discretion.  Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Units to any person who is a resident of a jurisdiction in which the issuance of Securities to him, her or it would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

4.The Closing.  This Subscription Agreement, the Purchaser Questionnaire set forth in Exhibit A hereto, executed and completed in full, and the Purchase Price, by certified or bank check or wire transfer (please refer to Exhibit B), must be delivered by overnight mail, registered mail or by courier (with proof of delivery requested in each case) to the Company. The closing date shall be the date of receipt of funds by the Company.

5.Closing Deliverables.    If the Company accepts the undersigned’s Subscription Agreement, the Company shall, within 5 days of the Effective Date of the share increase, deliver an originally executed share certificate representing the purchased Units in exchange for the accepted Purchase Price to the undersigned to the address provided by the undersigned on the signature page to this Subscription Agreement.

6.Representations and Warranties of the Company.  As of the Closing, the Company represents and warrants that:

(a)Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

(b)Validity. The Securities, upon the effective date of the increase of the authorized number of shares of Common Stock to 2,000,000,000 shares (the “Effective Date”) and when issued and paid for, will represent validly authorized, duly issued and fully paid and non-assessable shares of common stock of the Company.

(c)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. This Subscription Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(e)Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than  (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act and (iii) those that have been made or obtained prior to the date of this Subscription Agreement.

(f)Material Proceedings. No action, suit, proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of its or their properties is pending or, to the knowledge of the Company, threatened, that could reasonably be expected to have a material adverse effect to the business, operations or financial condition of the Company (a “Material Adverse Effect.”)

(g)Tax Matters. The Company has filed all federal, state and local tax returns that are required to be filed by it or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

(h)Intellectual Property. The Company has sole and exclusive ownership of all right, title and interest in and to, or has a valid and enforceable right to use pursuant to written licenses, all patents, patent applications, other patent rights, trademarks, service marks, trade names, trade dress, designs, logos, copyrights, software, inventions, trade secrets, technology, domain names, know-how, processes, databases and other intellectual property, whether registered or unregistered and in any jurisdiction (collectively, the “Intellectual Property”) necessary for the conduct of, or used in, the Company’s businesses, free and clear of all liens and encumbrances, and (1) to the Company’s knowledge, there is no infringement or unauthorized use by third parties of any such Intellectual Property (with the definition of Intellectual Property in this clause excluding commercially available “off-the shelf” software); (2) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by any third party (including any governmental authority) challenging the validity, scope or enforceability of, or the Company’s rights in and to, any such Intellectual Property; (3) the Company has employed and will continue to employ all efforts in its reasonable business judgment to protect, maintain and safeguard its

Intellectual Property rights, including the execution of appropriate nondisclosure and confidentiality agreements and (4) all issue fees, maintenance fees, annuities and other governmental fees required to maintain the Intellectual Property have been paid to date.

(i)Foreign Corrupt Practices Act. None of the Company, or, to the Company’s knowledge, any director, officer, agent, employee, consultant or affiliate of the Company or is aware of or has taken any action, directly or indirectly, that would result in a violation by any such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company,  and to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(j)Currency and Foreign Transactions Reporting Act of 1970. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(k)Office of Foreign Assets Control. None of the Company, or, to the Company’s knowledge, any director, officer, agent, employee, consultant or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities or any person currently subject to any U.S. sanctions administered by OFAC.

(l) Legal Proceedings of Directors and Officers. To the Company’s knowledge, none of the current or former directors or officers of the Company or any of its subsidiaries is or has ever been subject to prior regulatory, criminal or bankruptcy proceedings in the United States or elsewhere.

(m)Financials and SEC Reports.  The financial statements of the Company and its subsidiaries and the capitalization of the Company are set forth in the Company’s Annual Report on Form 10-K for the periods ended December 31, 2017 and 2018 and the Company’s quarterly reports on Form 10-Q for the quarters ending in 2017, 2018 and the first quarter of 2019 (the “SEC Reports”). The SEC Reports, together with the revised beneficial ownership table presented in the Company’s Preliminary and Definitive 14 C filed in May, 2019 fairly present the Company financial condition as of the dates of each such report and do make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made not misleading.

7.Representations, Warranties and Covenants of the Investor.  The undersigned investor acknowledges that the Securities are being offered and sold without registration under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and in Rule 506(b) of Regulation D promulgated thereunder and that the availability of such exemption is based in material respects upon the truth of the following representations.  With the foregoing in mind and to induce the Company to accept this subscription, the undersigned hereby represents and warrants to the Company, each other person that subscribes for the Securities, the Company’s legal counsel and each agent of the Company as follows:

(a)the undersigned has received and reviewed all information that he, she or it considers necessary or appropriate for deciding whether to purchase the Securities, including, without limitation, the registration statements of the Company and exhibits thereto filed with the Securities and Exchange Commission and the of the Company filed with the Securities and Exchange Commission and effective on May 9, 2019 ( collectively, the “SEC Documents”); the undersigned (and/or his, her or its professional advisor, if any) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering and regarding the business, financial condition, properties, operations, prospects and other aspects of the Company and all such questions have been answered to the undersigned’s full satisfaction; and the undersigned has further had the opportunity to obtain all information (to the extent that the Company possesses or can acquire such information without unreasonable effort or expense) which the undersigned deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to the undersigned;

(b)the undersigned has not relied on any information or representations with respect to the Company or the Offering of the Securities, other than as expressly set forth herein or as set forth in the SEC Documents; the undersigned understands that no person has been authorized to give any information or to make any representations other than those expressly contained herein;

(c)the undersigned is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act; and the undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and State Securities Laws in connection with the purchase and sale of the Securities;

(d)the undersigned represents that he, she or it has consulted with his, her or its own tax, investment and legal advisors with respect to the federal, state, local and foreign tax consequences arising from his, her or its purchase of the Securities to the extent the undersigned has determined it necessary to protect his, her or its own interest in connection with a subscription for the Securities in view of the undersigned’s prior financial experience and present financial condition, and has relied on his, her or its own analysis and investigation and that of the undersigned’s advisors in determining whether to invest in the Securities;

(e)the undersigned recognizes that an investment in the Securities involves a high degree of risk and no assurance or guarantee has or can be given that an investor in the Company will receive a return of his, her or its capital or realize a profit on such investor’s investment;

(f)the undersigned has made equity investments in micro-cap companies or is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information or chose independent professional advisors who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate of the Company, directly or indirectly, to assist in such evaluation and, either alone or with such advisers, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities and has the capacity to protect the undersigned’s own interests in connection with the undersigned’s proposed investment in the Securities;

(g)the undersigned has determined that he, she or it can afford to bear the risk of the investment in the Securities, including loss of the entire investment in the Company and he, she or it will not experience personal hardship if such a loss occurs;

(h)the undersigned has all requisite power and capacity (if the undersigned is an individual) or authority (if the undersigned is an entity) to enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder;

(i)the undersigned is purchasing the Securities solely for his, her or its own account for investment (not for the account of any other person), and not with a view to, or for, any resale, distribution, fractionalization, or other transfer thereof, and the undersigned has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such resale, distribution, fractionalization, or transfer;

(j)the undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to him, her or it by means of any form of general advertising, such as media advertising or seminars;

(k)the undersigned is aware and understands that no federal or state agency has made any recommendation or endorsement of the Securities as an investment, nor has any such governmental agency reviewed or passed upon the adequacy of information disclosed to the undersigned, and the Securities are being issued without registration under the Securities Act;

(l)the undersigned understands that the Securities have not been, and the undersigned has no rights to require that they be, registered or qualified under the Securities Act; that there is not now any public market for the Securities and none is anticipated; that the Securities will not be readily accepted as collateral for a loan; and that it may be extremely difficult to sell the Securities in the event of a financial emergency; as a consequence, the undersigned understands that he, she or it must bear the economic risks of the investment in the Securities for an indefinite period of time;

(m)the undersigned has been advised and understands that all certificates evidencing ownership of the Securities will bear a legend in substantially the form set forth in Section 11;

(n)the undersigned agrees:  (i) that he, she or it will not sell, assign, pledge, give, transfer or otherwise dispose of (collectively, a “Transfer”) the Securities, or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to an offering registered under the Securities Act and all applicable State Securities Laws or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required; (ii) that any Transfer of the Securities shall be subject to the applicable terms of the Company’s Articles of Incorporation and bylaws; and (iii) that the Company and any transfer agent for the Securities shall not be required to give effect to any purported Transfer of such Securities except upon compliance with the foregoing restrictions;

(o)the undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon the Offering at any time prior to the completion of the Offering and to return the previously paid subscription price of the Securities, without interest thereon, to the undersigned;

(p)the undersigned understands that, unless he, she or it notifies the Company in writing to the contrary at or before the Closing, all the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned;

(q)The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth.  The address set forth on the signature page below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

(r)The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment.

(s)The undersigned acknowledges that the information furnished by the Company to the undersigned or its advisors in connection with this Offering, except for the

SEC Documents, is confidential and nonpublic and agrees that all such information that is material and not yet publicly disseminated by the Company shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned’s personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except the undersigned’s legal and other advisors who shall be advised of the confidential nature of such information, for any reason; provided, that this obligation shall not apply to any such information that (A) is part of the public knowledge or literature and readily accessible by the public as of the date hereof, (B) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (C) is received from third parties (except for third parties who disclose such information in violation of any confidentiality obligation);

(t)The undersigned has completed and returned to the Company a Purchaser Questionnaire, in the form attached hereto. The information provided by the undersigned in the Purchaser Questionnaire is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Securities by the undersigned.  Furthermore, if the undersigned has used a representative or representatives (each, a “Purchaser Representative”) acceptable to the Company in connection with the undersigned’s evaluation of an investment in the Securities, each such Purchaser Representative has completed and returned to the Company a Purchaser Representative Questionnaire, in the form available from the Company upon request;

(u)The undersigned further certifies that the information contained in the accompanying Purchaser Questionnaire is true and correct. The undersigned further certifies that it is NOT subject to backup withholding because either (1) it is exempt from backup withholding, (2) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified it that it is no longer subject to backup withholding. The undersigned understands that these certifications, which are made under penalty of perjury, may be disclosed to the IRS by the Company and that any false statements contained in this paragraph could be punished by fine and imprisonment;

(v)The undersigned represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with the undersigned nor any person or entity having a beneficial interest in the undersigned nor any other person or entity on whose behalf the undersigned is acting (1) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), (2) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), (3) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank, (4) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or (5) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (1) through (5) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (Oct. 26, 2001) (the “Patriot Act”), the undersigned represents that the undersigned has met all of its respective obligations under the Patriot Act. The undersigned acknowledges that if, following the investment in the Company by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the undersigned to transfer the Shares. The undersigned further acknowledges that the undersigned will not have any claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions; and

(w)The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date.

8.Notice to the Undersigned.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD

BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9.Indemnification/No Waiver.  The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, managers, employees, affiliates or agents (collectively, the “Indemnified Parties”) from and against any and all claims, loss, damage, or liability (including costs of investigation, defense and attorneys’ fees) due to or arising out of their reliance upon the undersigned’s representations contained herein.  If the undersigned later makes a claim against any of the Indemnified Parties that is inconsistent with its representations in this Subscription Agreement, then the undersigned will be in breach of this Subscription Agreement and will be liable for any damages the Indemnified Parties suffer as a result of such breach, including the cost of a successful defense of a lawsuit of the kind discussed herein.  Notwithstanding any other representations, warranties, acknowledgments or agreements made herein by the undersigned, including the foregoing indemnification covenant, the undersigned does not thereby or in any other manner waive any rights granted to him, her or it under federal or state securities laws.

10.Conditions to Closing.  The obligations of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:  the representations and warranties of the undersigned contained in Section 7 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing, and the conditions precedent set forth in the preamble paragraph hereof shall have been satisfied.

11.Legend.  Each of the Units, the Common Stock issued pursuant to the Units, the Warrant and the Common Stock issued upon the exercise of the Warrant sold pursuant to this Subscription Agreement will be imprinted with legend(s) in substantially the following form:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF.  THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, ACCEPTABLE AND SUFFICIENT TO CONFIRM, TO COUNSEL FOR THE COMPANY TO CONFIRM THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Certificates and instruments for Securities sold pursuant to this Subscription Agreement shall also bear any other legends required by applicable State Securities Laws.

12.Brokers.  The undersigned has not entered into any agreement to pay any broker’s or finder’s fee to any person with respect to this Subscription Agreement or the transactions contemplated hereby.

13.Survival.  All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription by the Company and the consummation of the purchase of the Securities.

14.Notification of Changes.  The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

15.Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by overnight mail with a nationally recognized carrier or  registered or certified mail, return receipt requested, postage prepaid on the date it is received:

(a)if to the Company, to it at the following address:

Clean Energy Technologies, Inc.

2990 Redhill Avenue

Costa Mesa, California 92626

Attn: Chief Executive Officer

With a copy to (which shall not constitute notice):

The Newman Law Firm, PLLC

1872 Pleasantville Road, Suite 177
 Briarcliff Manor, NY 10510

if to the undersigned, to him, her or it at the address set forth on the signature page of this Subscription Agreement; or to such other updated address for either party as such party shall have specified in writing to the other pursuant to this Section 15.

16.Waiver; Amendment.  Neither this Subscription Agreement nor any provisions hereof shall be amended or waived except by an instrument in writing, signed by the party against whom enforcement of any such amendment or waiver is sought.

17.Severability; Assignability.  Should any portion of this Subscription Agreement be rendered void, invalid or unenforceable by a court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other portion of this Subscription Agreement.  Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

18.Successors and Assigns.  The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

19.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts-of-law principles thereof.

20.Dispute Resolution.

(a)The parties will, to the greatest extent possible, endeavor to resolve any disputes relating to this Agreement and this subscription through amicable negotiations.  Failing an amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach of this Agreement, will finally be settled by binding arbitration before a single arbitrator (the “Arbitration Tribunal”) which will be jointly appointed by the parties. The Arbitration Tribunal shall self-administer the arbitration proceedings utilizing the Commercial Rules of the American Arbitration Association; provided, however, the American Arbitration Association shall not be involved in administration of the arbitration.  The arbitrator must be a retired judge of a state or federal court of the United States or a licensed lawyer with at least ten years of corporate or commercial law experience and have at least an AV rating by Martindale Hubbell.  If the parties cannot agree on an arbitrator, either party may request the American Arbitration Association to appoint an arbitrator which appointment will be final.

(b)The arbitration will be held in Los Angeles, California.  Each party will have discovery rights as provided by the Federal Rules of Civil Procedure within the limits imposed by the arbitrator; provided, however, that all such discovery will be commenced and concluded within 60 days of the selection of the arbitrator.  It is the intent of the parties that any arbitration will be concluded as quickly as reasonably practicable.  Once commenced, the hearing on the disputed matters will be held four days a week until concluded, with each hearing date to begin at 9:00 a.m. and to conclude at 5:00 p.m.  The arbitrator will use all reasonable efforts to issue the final written report containing award or awards within a period of five business days after closure of the proceedings.  Failure of the arbitrator to meet the time limits of this Article will not be a basis for challenging the award.  The Arbitration Tribunal will not have the authority to award punitive damages to either party.  Each party will bear its own expenses, but the parties will share equally the expenses of the Arbitration Tribunal.  The Arbitration Tribunal shall award attorneys’ fees and other related costs payable by the losing party to the successful party as it deems equitable.  This Agreement will be enforceable, and any arbitration award will be final and non-appealable, and judgment thereon may be entered in any court of competent jurisdiction.

21.Entire Agreement.  This Subscription Agreement, including its exhibit, constitutes the entire agreement between the parties regarding the subject matter contained herein and supersedes all prior or contemporaneous agreements, representations and understandings of the parties.

22.Counterparts.  This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page left Blank Intentionally]

SUBSCRIPTION AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 27 day of May 2019.

Individuals:	Entities:
Name of investor (please print) Signature Name of Authorized Representative (if any) Signature	MGW Investment I Limited Name of entity Signature of authorized signer Calvin Pang Print name of authorized signer Director Print title of authorized signer
For Both Individuals and Entities
Address: 190 Elgin Avenue, George Town Grand Cayman, KY1-9007 Cayman Islands Tel: (852) 9185-8053	a) Total Shares: 168,000,000 b) Total Purchase Price: @ 0.0119/Unit $1,999,200

Subscription Accepted:  ____________________, 2019

ACKNOWLEDGED AND ACCEPTED:

Clean Energy Technologies, Inc.:

By: Acceptance date:

Name: Kam Mahdi

Title:  Chief Executive Officer

Total subscribed Subscription Shares accepted:

EXHIBIT A

Purchaser Questionnaire

______________________

PURCHASER QUESTIONNAIRE
______________________

You are being asked to complete this Purchaser Questionnaire so that we can confirm your accredited investor status for your purchase of the Units offered by Clean Energy Technologies, Inc., a Nevada corporation (the “Company”), for a purchase price of One Point One Nine Cents ($0.0119) per Unit. If the Securities subscribed for are to be owned by more than one person, you and each other co-subscriber must complete a separate Purchaser Questionnaire (except if the co-subscriber is your spouse) and sign the signature page attached hereto. If your spouse is a co-subscriber, you must indicate his or her name and social security number.

Your answers to the questions contained herein must be true and correct. Your answers will be kept confidential; however, by signing this Purchaser Questionnaire, you will be authorizing the Company to present a completed copy of this Purchaser Questionnaire to such parties as it may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or of the securities laws of any state. Any prospective purchaser may be required to furnish additional information as the Company determines in its sole discretion.

This Purchaser Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company.

All questions must be answered. If the appropriate answer is “None” or “Not applicable,” please so state. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item.

If you are an INDIVIDUAL, please complete pages A2-A6.

If you are a CORPORATION, TRUST, PARTNERSHIP OR OTHER ENTITY, please complete pages A7-A11.

FOR INDIVIDUALS

In accordance with the foregoing, the undersigned subscriber makes the following representations and warranties:

1.Please initial next to the alternative selected.

__________ALTERNATIVE ONE: The undersigned subscriber has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities, and the undersigned is not utilizing a representative or representatives in connection with evaluating such merits and risks. The undersigned offers as evidence of the undersigned’s knowledge and experience in these matters the information requested below by this Purchaser Questionnaire.

__________ALTERNATIVE TWO*: The undersigned will use a representative or representatives (each, a “Purchaser Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person(s) will be acting as Purchaser Representative(s) in connection with evaluating the merits and risks of an investment in the Securities.

List name(s) of Purchaser Representative:

The above-named Purchaser Representative(s) has (have) furnished to the undersigned a completed Purchaser Representative Questionnaire, a copy of which is available from the Company upon request. The undersigned subscriber and the above-named Purchaser Representative(s) together have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

*IF THE UNDERSIGNED SUBSCRIBER HAS INITIALED ALTERNATIVE TWO, A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE, AVAILABLE FROM THE COMPANY UPON REQUEST, MUST ACCOMPANY THIS PURCHASER’S QUESTIONNAIRE.

2.Except as indicated below, any purchase of Securities will be solely for the account of the undersigned subscriber, and not for the account of any other person or with a view to any resale, division or distribution thereof. NO EXCEPTIONS.

(Cross out if exceptions and give details. Attach additional pages if necessary.)

3.GENERAL INFORMATION

1.Name(s):

2.Age(s):

3.Social Security Number of Subscriber:

Social Security Number of Co-subscriber:

4.Home Address:

5.Business Address:

6.Mailing Address:

(Indicate Home Address or Business Address, or enter different Mailing Address.)

7.Home Telephone:

8.Business Telephone:

9.Occupation:

10.Employer:

11.Education (Highest Degree Obtained):

12.Professional Licenses or Registration:

13.I have previously purchased securities that were sold in reliance upon private offering exemptions from registration under the Securities Act.

Yes _______          No _______

14.Please specify your investment objectives:

_____ IncomeOther, please state:

_____ Appreciation____________________________________

15.Describe types and dollar amounts of prior investments you have participated in:

4.FINANCIAL SUITABILITY

To be eligible to purchase the Units, a subscriber must be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”), the requirements of which are described below, or must not be a “U.S. Person” as defined in Rule 902(k) promulgated under the Securities Act.

If the subscriber is a corporation, Massachusetts or similar business trust, partnership, trust or employee benefit plan: (i)(a) formed for the specific purpose of acquiring the Units or (b) having total assets of $5,000,000 or less, then each equity owner of the investing entity must be an accredited investor and must meet the suitability standards for individual investors and EACH EQUITY OWNER MUST COMPLETE AN INDIVIDUAL PURCHASER QUESTIONNAIRE; or (ii)(a) not formed for the specific purpose of acquiring the Units and (b) having total assets of more than $5,000,000, then the investing entity, but not the equity owners of the investing entity, must have the capacity to protect its own interests in connection with an investment in the Units and the INVESTING ENTITY MUST COMPLETE THIS QUESTIONNAIRE, BUT NO EQUITY OWNER NEED FILL OUT A SEPARATE QUESTIONNAIRE.

The following questions are intended to permit a determination of whether you meet the above suitability standards. Mark answers to all questions “yes” or “no” as applicable to your individual situation.

(a)I certify that I have a net worth in excess of $1,000,000, excluding the value of my primary residence.1

Yes _______No _______

(b)I certify that:

(i)I had an individual income2 of more than $200,000 in each of the calendar years 2017 and 2018 and I reasonably expect

1 For purposes of this Purchaser Questionnaire, “net worth” means the excess of total assets at fair market value over total liabilities, including mortgages and income taxes on unrealized appreciation of assets. The value of an investor’s primary residence must be excluded when calculating total assets. Indebtedness secured by the primary residence up to its fair market value may also be excluded. Indebtedness secured by the primary residence in excess of the value of the primary residence should be considered a liability and deducted from the investor’s net worth.

2 For purposes of this Purchase Questionnaire, “individual income” means “adjusted gross income” as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received that is tax-exempt under section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040) and (iii) any deduction claimed for depletion under section 611 et seq. of the Code.

to have an individual income in excess of $200,000 in calendar year 2019; or

Yes _______No _______

(ii)I had joint income3 with my spouse in excess of $300,000 in each of the calendar years 2017 and 2018 and I reasonably expect to have joint income with my spouse in excess of $300,000 in calendar year 2019.

Yes _______No _______

(c)Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities, or are there any suits outstanding or litigation or claims pending against you that could adversely and materially affect your financial condition?

Yes _______No _______

If “Yes,” please provide details:

[Signature Page Follows]

3 For purpose of this Purchaser Questionnaire, “joint income” means “adjusted gross income” of you and your spouse reported for federal income tax purposes, increased by the following amounts: (i) the amount of any interest income received that is tax-exempt under section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040) and (iii) any deduction claimed for depletion under section 611 et seq. of the Code.

Signature Page

IN WITNESS WHEREOF, the undersigned represents the foregoing information to be true, correct and complete and understands that such information will be relied upon by Clean Energy Technologies, Inc. and its counsel in connection with the purchase of the Units by the undersigned. This Purchaser Questionnaire is executed this _____ day of ___________, 2019.

Print Name of Individual

_______________________________Signature of Individual

IF JOINT FILING:

____________________________________

Print Name of Joint Person

____________________________________

Signature of Joint Person

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES

In accordance with the foregoing, the undersigned subscriber makes the following representations and warranties:

GENERAL INFORMATION

1.Name of Entity: MGW Investment I Limited

2.Date of Organization: 2 August 2017

3.State of Organization: Cayman Islands

4.Taxpayer Identification No.: N/A

5.Principal Business Address: Elian Fiduciary Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9007, Cayman Islands

6.Mailing Address: Suite 6008, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

(Indicate Principal Business Address or enter different Mailing Address.)

7.Telephone: +852 9185-8053

8.Other:

FINANCIAL SUITABILITY

The following questions are intended to permit a determination of whether the subscriber meets the above suitability standards. Mark answers to all questions “yes” or “no” as they are applicable to the situation of the subscriber.

A.(1)Has the subscribing corporation, partnership, trust or employee benefit plan been formed for the specific purpose of investing in the Units?

Yes __x___No _______

(2)Does the subscribing corporation, partnership, trust or employee benefit plan have total assets of $5,000,000 or less?

Yes _______No __x___

If the answer to both Question A(l) and Question A(2) is “No,” respond to Question B below.

If the answer to either of Question A(l) or Question A(2) is “Yes,” respond to Question C below.

B.Answer this question only if Questions A(1) and A(2) were both answered “No.”

(1)The undersigned entity certifies that it is an “accredited investor” because it falls into the indicated category. Please indicate the appropriate category by marking or initialing the appropriate line next to the listed category.

 (a)a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

 (b)a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

 (c)an insurance company as defined in Section 2(13) of the Securities Act;

 (d)an investment company registered under the Investment Company Act of 1940;

 (e)a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

 (f)a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

 (g)a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000;

 (h)an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

 (i)a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

 (j)an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

 (k)a trust with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(2)The undersigned entity has the capacity to protect its own interests in connection with its proposed investment in the Units.

Yes _______No _______

C.Answer this question only if either Questions A(1) or A(2) was answered “Yes.”

The undersigned entity certifies that it is an accredited investor because each of its stockholders, partners or beneficiaries meets at least one of the following categories. Please indicate the relevant categories by marking or initialing the appropriate line next to the listed category.

__x__ (1)The shareholder, partner or beneficiary is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000, excluding the value of his or her primary residence.4

 (2)The shareholder, partner or beneficiary is a natural person who had (A) an individual income in excess of $200,000 for calendar years 2017 and 2018 and who reasonably expects to have an individual income in excess of $200,000 for calendar year 2019 or (B) a joint income with that of his or her spouse in excess of $300,000 for calendar years 2017 and 2018 and who reasonably expects to have

4 See supra note 1.

a joint income with that of his or her spouse in excess of $300,000 for calendar year 2019.

 (3)The shareholder, partner or beneficiary is a corporation, partnership, trust or other entity that meets the description of at least one of the organizations specified in Question B(l) above.

D.Is the subscribing entity obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities, or are there any suits outstanding or litigation or claims pending against the subscribing entity which could adversely and materially affect its financial condition?

Yes _______No __x___

If “Yes,” please provide details:

E.Each of the following persons is authorized, empowered and directed to execute all documents on behalf of the undersigned entity which are necessary or appropriate to accomplish the purchase by the undersigned entity of such Units in the Company, and each such person so named below is qualified to act on behalf of the undersigned entity, and the signature of each such person appearing opposite his or her name below is such person’s own true signature:

Name	Title	Signature
Calvin Pang	Director

[Signature page Follows]

IN WITNESS WHEREOF, the undersigned represents the foregoing information to be true, correct and complete and understands that such information will be relied upon by Clean Energy Technologies, Inc. and its counsel in connection with the purchase of the Units by the undersigned. This Purchaser Questionnaire is executed this 27 day of May, 2019.

MGW Investment I Limited

Print Name of Business Entity

By:

Name: Calvin Pang

Title: Director

Exhibit B

Wire Transfer Instructions for Clean Energy Technologies, Inc.

ACCOUNT NAME:LAW OFFICE OF R.J. NEWMAN, P.C. MGWI-CETY ESCROW ACCOUNT

NAME OF BANK:Wells Fargo Bank

ADDRESS OF BANK:420 Montgomery
San Francisco, CA 94104

ACCOUNT NUMBER:1933028282

ROUTING NUMBER:121000248

SWIFT/IBAN: WFBIUS6S

RE: CETY Subscription Agreement Purchase Price

THE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS ("BLUE SKY LAWS"). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH BOTH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS, AND ASSURANCES THAT THE TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION WILL BE MADE ONLY IN COMPLIANCE WITH THE CONDITIONS OF ANY SUCH REGISTRATION OR EXEMPTION.

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF
CLEAN ENERGY TECHNOLOGIES, INC.

Warrant No.: A-1____	________ __, 2019

THIS CERTIFIES THAT, for value received, MGW I Investment Limited, LLC or its successors or assigns (collectively, the "Holder") is entitled to purchase from Clean Energy Technologies, Inc. (the "Corporation"), One Hundred Sixty-eight Million (168,000,000) fully paid and nonassessable shares (the "Shares") of the Corporation's $0.001 par value common stock (the "Common Stock"), at an exercise price of four cents ($.04) per Share (the "Exercise Price"), subject to adjustment as herein provided. This Warrant may be exercised by Holder, in whole or in part, at any time during the period beginning with the issuance date above and ending on the date that is one (1) year from the issuance date hereof, at which time all of Holder's rights hereunder shall expire.

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to any fractional shares of Common Stock), by the surrender of this Warrant (properly endorsed, if required, at the Corporation's principal office, or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the Corporation's books at any time within the period above named), and upon payment to it by certified check, bank draft or cash of the purchase price for such Shares. The Corporation agrees that the Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment for such Shares shall have been made as aforesaid. Certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding 30 days, after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The Corporation may require that any such new Warrant or any certificate for Shares purchased upon the exercise hereof bear a legend substantially similar to that which is contained on the face of this Warrant.

1

2. Transferability of this Warrant. This Warrant is issued upon the following terms, to which Holder consents and agrees:

(a) Until this Warrant is transferred on the books of the Corporation, the Corporation will treat the Holder of this Warrant, registered as such on the books of the Corporation, as the absolute owner hereof for all purposes without effect given to any notice to the contrary.

(b) This Warrant may not be exercised, and this Warrant and the Shares underlying this Warrant shall not be transferable, except in compliance with all applicable state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders.

(c) The Warrant may not be transferred, and the Shares issuable upon exercise of this Warrant, may not be transferred without the Holder obtaining an opinion of counsel, which opinion and counsel are satisfactory to the Corporation, stating that the proposed transaction will not result in a prohibited transaction under the Securities Act and applicable Blue Sky Laws. By accepting this Warrant, the Holder agrees to act in accordance with any conditions imposed on such transfer by any such opinion of counsel.

(d) Neither the issuance of this Warrant nor the issuance of the Shares issuable upon exercise of this Warrant have been registered under the Securities Act.

3. Certain Covenants of the Corporation. The Corporation covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and full payment for the Shares so purchased, will be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue hereof, except those that may be created by or imposed upon the Holder or its property; and, without limiting the generality of the foregoing, the Corporation covenants and agrees that it will from time to time take all such actions as may be required to ensure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price per share issuable pursuant to this Warrant. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved, free of preemptive or other rights, for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the full exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and number of Shares are subject to the following adjustments:

(a) Stock Dividend, Stock Split or Stock Combination. If (i) any dividends on any class of the Corporation's capital stock payable in Common Stock or securities convertible into or exercisable for Common Stock (collectively, "Common Stock Equivalents") shall be paid by the Corporation, (ii) the Corporation shall divide its then-outstanding shares of Common Stock into a greater number of shares, or (iii) the Corporation shall combine its outstanding shares of Common Stock, by reclassification or otherwise, then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) equal to the quotient of (x) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the Exercise Price in effect immediately prior to such event, divided by (y) the total number of shares of Common Stock outstanding immediately after such event.

(b) Number of Shares Issuable on Exercise of Warrants. Upon each adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price, the number of Shares, calculated to the nearest full Share, equal to the quotient

2

of (i) the product of (A) the number of Shares issuable under this Warrant (as then adjusted pursuant hereto prior to the current adjustment), multiplied by (B) the Exercise Price in effect prior to such adjustment, divided by (ii) the adjusted Exercise Price.

(c) Notice of Adjustment. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares of Common Stock issuable upon the exercise of the Warrant, then, and in each such case, the Corporation shall within 30 days thereafter give written notice thereof, by first-class mail, postage prepaid, addressed to each Holder as shown on the books of the Corporation. Any such notice shall state the adjusted Exercise Price and adjusted number of Shares issuable upon the exercise of the Warrant, and shall set forth in reasonable detail the methods of calculation of such adjustments and the facts upon which such calculations were based.

(d) Effect of Reorganization, Reclassification or Merger. If at any time while this Warrant is outstanding there should be (i) any reorganization of the Corporation's capital stock (other than splits or combinations of Common Stock contemplated by and provided for in Section 4(a)), (ii) any consolidation or merger of the Corporation with another corporation, limited liability Corporation, partnership or other business entity, or any sale, conveyance, lease or other transfer by the Corporation of all or substantially all of its property to any other corporation, limited liability Corporation, partnership or other business entity, which is effected in such a manner that the holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, or (iii) any dividend or any other distribution upon any class of the Corporation's capital stock payable in capital stock of a different class, other securities of the Corporation, or other Corporation property (other than cash), then, as a part of such transaction, lawful provision shall be made so that Holder shall have the right thereafter to receive, upon the exercise hereof, the number of shares of stock or other securities or property of the Corporation or of the successor entity resulting from a consolidation or merger, or of the entity to which the property of the Corporation has been sold, conveyed, leased or otherwise transferred, as the case may be, which the Holder would have been entitled to receive upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer, if this Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer. In any such case, appropriate adjustments (as determined by the Corporation's board of directors) shall be made in the application of the provisions of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrant as if the Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, such consolidation, merger, sale, conveyance, lease or other transfer and the Holder had carried out the terms of the exchange as provided for by such capital reorganization, consolidation or merger. The Corporation shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor entity or the entity to which the property of the Corporation has been sold, conveyed, leased or otherwise transferred shall assume in writing the obligation to deliver to the Holder such shares of stock, securities, cash or property which the Holder shall be entitled to purchase in accordance with the foregoing provisions.

7. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts-of-law provisions.

8. Amendments and Waivers. The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Corporation agrees in writing and has obtained the written consent of the Holder.

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9. Successors and Assigns. All the terms and conditions of this Warrant shall be binding upon and inure to the benefit of the permitted successors and assigns of the Corporation and Holder.

10. Headings and References. The headings of this Warrant are for convenience only and shall not affect the interpretation of this Warrant. Unless the context indicates otherwise, all references herein to Sections are references to Sections of this Warrant.

11. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing. Notices sent to the Holder shall be mailed, hand delivered or faxed and confirmed to the Holder at his, her or its address set forth in the Corporation's records. Notices sent to the Corporation shall be mailed, hand delivered or faxed and confirmed to Clean Energy Technologies, Inc. c/o Kam Mahdi, CEO, 7315 E Peakview Avenue, Costa Mesa, California 92626, or to such other address as the Corporation or the Holder shall notify the other as provided in this Section.

12. Counterparts. This warrant may be executed by the Corporation and attested to in counterparts.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer on the date first set forth above.

CLEAN ENERGY TECHNOLOGIES, INC.

By:	_____________________________l
Kam Mahdi Chief Executive Officer

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SUBSCRIPTION FORM

(To be signed only upon exercise of Warrant)

THE UNDERSIGNED, the holder of the Warrant referenced below (the "Warrant"), hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________________ shares of common stock of Clean Energy Technologies, Inc. (the "Shares") to which such Warrant relates, herewith makes payment of $ ________________ therefor in cash, certified check or bank draft, and hereby requests that a certificate evidencing the Shares be delivered to _____________________________, the address of whom is set forth below the signature of the undersigned.

Dated: ______________________________	(Signature)

(Printed Name)

(Address)

(Address)

(Phone Number)

(Federal Tax ID #)

Warrant No. ____, dated ______________

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ASSIGNMENT FORM

(To be signed only upon authorized transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, transfers and conveys unto_________________________ the right to purchase shares of common stock of Clean Energy Technologies, Inc. (the "Corporation") to which the Warrant referenced below relates, and hereby appoints _________________________ as attorney to transfer said right on the books of the Corporation with full power of substitution in the premises.

Dated: ______________________________	(Signature)

(Printed Name)

(Address)

(Address)

(Phone Number)

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